UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices)

(Zip code)

James Ash

Gemini Fund Services, LLC., 80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period:7/31/13

Item 1.  Reports to Stockholders.

DUNHAM & ASSOCIATES

WHEN PERFORMANCE COUNTS

ANNUAL REPORT

July 31, 2013

This report is for the information of shareholders of the Dunham Alternative Strategy Fund. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the fund. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

Dunham Alternative Strategy Fund

Investment Adviser:

Dunham & Associates Investment Counsel, Inc.

P.O. Box 910309

San Diego, California 92191

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUND TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  THE FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUND SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

The Dow Jones Credit Suisse Managed Futures Liquid Index increased 0.45 percent in the twelve month period ended July 31, 2013.  The Fund outperformed this benchmark as well as its peer group, as measured by Morningstar, Inc., an investment research firm.  According to Morningstar, the Fund ranked in the top 10 percent of its peer group.

The Managed Futures category continued to serve as a non-correlated portion of almost any investment portfolio over this past year.  The Sub-Adviser saw trendless environments over multiple asset classes, although there were some key price action movements over the past twelve months that suggest that a new trending market may soon be upon us after a number of years of consolidation since the 2008 period when all asset classes became correlated in a strong trending environment.  All asset classes fall in and out of favor depending on the market environment.  And although Managed Futures has been out of the spot light for three years, the Fund looks forward to taking full advantage of a potential return of trends.

Commodities have been drifting downward since hitting peak levels in early 2011.  Key long term support was touched in July of 2012, and again in June 2013.  The price action in commodities is in an ever tightening price consolidation between declining resistance and a key level of support.  So the past 12 months has presented little opportunity in this asset class, but hints of an expansion of price (in either direction) may be on the horizon.  The price formation over the past twelve months suggests that either a continuation off of the 2009 lows may be in our future, or a breakdown below key support would signal that another deflationary environment is just ahead.  Either way, the Sub-Adviser believes a strong trend in either direction is nearing.

Emerging markets equities have continued their sharp volatile price action since 2011, making large quick swings between support and resistance.  But ultimately, the emerging markets find themselves near the same level in July 2013, that they were in July of 2012.  Twice this year, emerging markets stocks bounced off of a very important support area.  A break of this level could point to a significant move lower in global equities, while a break out above the highs of December 2012 would prove to be quite bullish.  And due to their currently favorable valuation, as compared to their domestic equity counterparts, a breakout on the upside could provide significant opportunities.

Domestic equity markets broke through the 200 day moving average twice in 2012, before finally breaking through key resistance levels in 2013.  Technically, the domestic equity markets became quite extended in 2013, while the rest of the global asset classes struggled.  This key breakout brings the potential for a new secular bull market in domestic equities.  This would be a positive catalyst for the Fund, as this could present a substantial lasting trend.  If it fails, it would suggest that the secular bear market may have control for a few more years.  The Sub-Adviser will attempt to take advantage of either outcome.

Over this past twelve months, the domestic equity market rallied violently every time it broke through key support levels.  It appears that this was a function of U.S. investor confidence in the Federal Reserve’s quantitative easing Program.  The international markets did not respond as favorably, however.  Consequently, the managed futures space has struggled in many of the asset classes that it can potentially have exposure to.  The Sub-Adviser believes key price action over the last twelve months suggest potential environmental changes of either a cyclical, or secular nature.  Historically, great opportunity has been found in these types of markets environments and the Fund has no reason to believe that it will be any different this time.  The Sub-Adviser is pleased with its absolute performance as well as that against peers in this challenging environment and will keep a watchful eye on key potential trends across the financial markets.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of July 31, 2013

	One Year	Annualized Three Years	Annualized Since Inception	Inception Date
Class N	1.71%	0.29%	1.24%	02/12/2009
Class C Class A with load of 5.75% Class A without load	0.71% (4.42)% 1.42%	(0.76)% (1.96)% (0.01)%	(0.56)% (0.09)% 1.28%	05/14/2009 03/25/2009 03/25/2009
Dow Jones Credit Suisse Managed Futures Liquid Index	0.45%	(0.68)%	(0.78)%	02/12/2009
Morningstar Managed Futures Category	(8.07)%	(2.05)%	(3.83)%	02/12/2009

The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets.  Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.02% for Class N, 3.02% for Class C and 2.27% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Strategy Fund
July 31, 2013

Security	Shares	Value
EXCHANGE TRADED FUNDS - 84.7%
AGGRESSIVE GROWTH - 7.0%
iShares Select Dividend ETF	28,300	$ 1,911,382

ASSET ALLOCATION - 3.4%
Direxion Daily Emerging Markets Bear 3X Shares *	16,380	917,280

CURRENCY - 5.9%
CurrencyShares Euro Trust *	4,300	566,482
PowerShares DB US Dollar Index Bullish Fund *	46,600	1,029,394
		1,595,876
EQUITY - 15.0%
Consumer Staples Select Sector SPDR Fund	19,400	802,966
Industrial Select Sector SPDR Fund	24,700	1,115,452
Materials Select Sector SPDR Fund	34,000	1,376,320
WisdomTree Japan Hedged Equity Fund	17,600	794,640
		4,089,378
ENERGY - 10.1%
Energy Select Sector SPDR Fund	13,400	1,104,830
iShares North American Natural Resources ETF	13,800	560,004
PowerShares DB Oil Fund *	40,000	1,091,200
		2,756,034
FINANCIAL SERVICES - 5.1%
Financial Select Sector SPDR Fund	67,300	1,378,977

GOVERNMENT AGENCY - 3.8%
ProShares Short 20+ Year Treasury	32,700	1,048,362

HEALTH & BIOTECHNOLOGY 3.1%
Health Care Select Sector SPDR Fund	16,300	831,300

LARGE CAP - 5.8%
SPDR S&P 500 ETF Trust	9,300	1,568,538

LEISURE INDUSTRY - 4.0%
Consumer Discretionary Select Sector SPDR Fund	18,500	1,097,605

REAL ESTATE - 2.5%
SPDR S&P Homebuilders ETF	22,400	674,016

SMALL CAP - 5.9%
iShares Russell 2000 ETF	15,600	1,617,252

TECHNOLOGY - 9.0%
Powershares QQQ Trust Series 1	17,900	1,356,283
Technology Select Sector SPDR Fund	34,800	1,103,856
		2,460,139

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Continued)
Dunham Alternative Strategy Fund
July 31, 2013

Security		Shares	Value
UTILITY - 4.1%
Utilities Select Sector SPDR Fund		28,400	$ 1,115,268

TOTAL EXCHANGE TRADED FUNDS (Cost - $22,563,964)			23,061,407

EXCHANGE TRADED NOTE - 2.0%
COMMODITY FUNDS- 2.0%
PowerShares DB Gold Short ETN *		37,000	536,130
TOTAL EXCHANGE TRADED NOTE (Cost - $540,200)

SHORT-TERM INVESTMENT - 2.4%
MONEY MARKET FUND - 2.4%
Federated Treasury Obligations Fund (Cost - $649,475) 0.01% +		649,475	649,475

TOTAL INVESTMENTS - 89.1% (Cost - $23,753,639)			$ 24,247,012
OTHER ASSETS LESS LIABILITIES - 10.9%			2,957,338
NET ASSETS - 100.0%			$ 27,204,350

* Non income producing security
+ Money market fund; interest rate reflects seven-day effective yield on July 31, 2013.

Portfolio Composition - (Unaudited)
Equity	15.00%	Utility	4.10%
Energy	10.10%	Leisure	4.00%
Technology	9.00%	Asset Allocation	3.40%
Aggressive Growth	7.00%	Government Agency	3.80%
Small Cap	5.90%	Health & Biotechnology	3.10%
Currency	5.90%	Real Estate	2.50%
Large Cap	5.80%	Commodity Funds	2.00%
Financial Services	5.10%	Cash & Other Assets in Excess of Liabilities	13.30%
		Total	100.00%

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Dunham Alternative Strategy Fund
July 31, 2013

Assets:
Investments in securities, at cost	$ 23,753,639
Investments in securities, at value	$ 24,247,012
Receivable for securities sold	7,387,452
Receivable for fund shares sold	29,081
Due from adviser	17,214
Dividends receivable	55
Prepaid expenses and other assets	25,864
Total Assets	31,706,678

Liabilities:
Payable for securities purchased	4,366,574
Payable for fund shares redeemed	79,799
Payable to adviser	16,107
Payable to sub-adviser	7,277
Payable for custody fees	3,923
Payable for distribution fees	3,245
Payable to transfer agent	1,691
Payable for administration fees	1,630
Payable for fund accounting	849
Accrued expenses and other liabilities	21,233
Total Liabilities	4,502,328

Net Assets	$ 27,204,350

Net Assets Consist of:
Paid in capital	$ 28,897,567
Accumulated net investment loss	(147,891)
Accumulated net realized loss on investments	(2,038,699)
Net unrealized appreciation on investments	493,373
Net Assets	$ 27,204,350

Net Asset Value Per Share
Class N Shares: See Note 1
Net Assets	$ 15,641,390
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	655,875
Net asset value, offering and redemption price per share	$ 23.85

Class A Shares: See Note 1
Net Assets	$ 10,591,342
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	449,744
Net asset value and redemption price per share (a)	$ 23.55
Front-end sales charge factor	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$ 24.99

Class C Shares: See Note 1
Net Assets	$ 971,618
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	42,791
Net asset value, offering and redemption price per share	$ 22.71

(a)	For purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
Dunham Alternative Strategy Fund
For the Year Ended July 31, 2013

Investment Income:
Dividend income	$ 192,672
Interest income	808
Total Investment Income	193,480

Operating Expenses:
Investment advisory fees - See Note 3	122,568
Sub-advisory fees	53,870
Sub-advisory performance fees	(29,205)
Professional fees	53,027
Transfer agent fees	22,098
Administration fees	22,377
Custodian fees	15,197
Registration fees	15,077
Fund accounting fees	14,828
Non 12b-1 expense	12,117
Printing and postage expense	13,168
Distribution fees:
Class A Shares	6,575
Class C Shares	4,096
Predecessor Class A Shares	220
Insurance expense	3,411
Trustees' fees	2,441
Chief Compliance Officer fees	551
Miscellaneous expenses	25,269
Total Operating Expenses	357,685
Less: Advisory Fees waived and reimbursement - See Note 3	(94,037)
Net Operating Expenses	263,648

Net Investment Loss	(70,168)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(106,534)
Net change in unrealized appreciation on investments	447,230
Net Realized and Unrealized Gain	340,696

Net Increase in Net Assets Resulting From Operations	$ 270,528

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
Dunham Alternative Strategy Fund

	Year Ended	Year Ended
	July 31, 2013	July 31, 2012 (1)
Operations:
Net investment loss	$ (70,168)	$ (254,035)
Net realized loss from investments	(106,534)	(1,785,387)
Net change in unrealized appreciation (depreciation) on investments	447,230	87,462
Net Increase (Decrease) in Net Assets Resulting From Operations	270,528	(1,951,960)

Distributions to Shareholders From:
Net Realized Gains:
Class N (2)	-	(867,423)
Class A (3)	-	(505,269)
Class C (2)	-	(24,681)
Predecessor Class A	-	(21,606)
Total Distributions to Shareholders	-	(1,418,979)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N (2)	8,488,969	1,400,235
Class A (3)	9,939,344	2,533,132
Class C (2)	917,332	52,400
Predecessor Class A	205,768	53,071
Reinvestment of dividends and distributions
Class N (2)	-	675,581
Class A (3)	-	503,706
Class C (2)	-	23,280
Predecessor Class A	-	21,084
Cost of shares redeemed
Class N (2)	(3,824,878)	(5,017,928)
Class A (3)	(826,251)	(12,835,054)
Class C (2)	(155,372)	(1,583,563)
Predecessor Class A	(50,255)	(630,549)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	14,694,657	(14,804,605)

Total Increase (Decrease) in Net Assets	14,965,185	(18,175,544)

Net Assets:
Beginning of year	12,239,165	30,414,709
End of year **	$ 27,204,350	$ 12,239,165
** Includes accumulated net investment
loss at end of year	$ (147,891)	$ (82,221)

(1)	Represents the prior year operations on the Sherwood Forest Alternative Fund. See Note 1.
(2)	Class N and Class C includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C), respectively.
(3)	Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N						Class A
					Period ended						Period Ended
	Year Ended July 31,				July 31,		Year Ended July 31,				July 31,
	2013	2012	2011	2010	2009 (1)		2013	2012	2011	2010	2009 (1)

Net asset value, beginning of period	$ 23.45	$ 26.90	$ 25.15	$ 26.71	$ 25.00		$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 24.69
Income (loss) from investment operations:
Net investment loss (2)	(0.10)	(0.29)	(0.21)	(0.26)	(0.16)		(0.11)	(0.35)	(0.27)	(0.32)	(0.16)
Net realized and unrealized gain (loss)	0.50	(1.66)	1.96	(0.23)	1.87		0.44	(1.66)	1.93	(0.23)	2.16
Total income (loss) from investment operations	0.40	(1.95)	1.75	(0.49)	1.71		0.33	(2.01)	1.66	(0.55)	2.00
Less distributions:
Distributions from net investment income	0.00	(1.50)	0.00	(0.89)	0.00		0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.18)	0.00		0.00	0.00	0.00	(0.18)	0.00
Total distributions	-	(1.50)	0.00	(1.07)	0.00		0.00	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71		$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69

Total return (3)	1.71%	(7.23)%	6.96%	(1.97)%	6.84%	(4)	1.42%	(7.51)%	6.62%	(2.20)%	8.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,641	$ 10,818	$ 15,716	$ 18,300	$ 11,336		$ 10,591	$ 1,016	$ 12,069	$ 4,672	$ 476
Ratios of expenses to average net assets:
Before advisory fee waivers (6)	2.35%	2.29%	1.94%	2.10%	2.29%	(5)	2.36%	2.54%	2.19%	2.35%	2.54%
After advisory fee waivers (6)	1.67%	1.65%	1.65%	1.65%	1.65%	(5)	1.98%	1.90%	1.90%	1.90%	1.90%
Ratios of net investment loss to
average net assets:
Before advisory fee waivers (6,7)	(1.11)%	(1.79)%	(1.06)%	(1.43)%	(1.97)%	(5)	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(2.37)%
After advisory fee waivers (6,7)	(0.43)%	(1.15)%	(0.77)%	(0.98)%	(1.33)%	(5)	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(1.73)%
Portfolio turnover rate	2,340%	5,840%	1,959%	2,121%	1,286%	(4)	2,340%	5,840%	1,959%	2,121%	1,286%

	Class C
					Period Ended
	Year Ended July 31,				July 31,
	2013	2012	2011	2010	2009 (1)

Net asset value, beginning of period	$ 22.55	$ 26.22	$ 24.77	$ 26.58	$ 25.81
Income (loss) from investment operations:
Net investment loss (2)	(0.35)	(0.53)	(0.47)	(0.51)	(0.14)
Net realized and unrealized gain (loss)	0.51	(1.64)	1.92	(0.23)	0.91
Total income (loss) from investment operations	0.16	(2.17)	1.45	(0.74)	0.77
Less distributions:
Distributions from net investment income	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	(0.18)	0.00
Total distributions	0.00	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58

Total return (3)	0.71%	(8.33)%	5.85%	(2.94)%	2.98%	(4)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 972	$ 212	$ 1,854	$ 2,351	$ 656
Ratios of expenses to average net assets:
Before advisory fee waivers (6)	3.11%	3.29%	2.94%	3.10%	3.29%	(5)
After advisory fee waivers (6)	2.67%	2.65%	2.65%	2.65%	2.65%	(5)
Ratios of net investment loss to
average net assets:
Before advisory fee waivers (6,7)	(1.99)%	(2.80)%	(2.06)%	(2.43)%	(3.25)%	(5)
After advisory fee waivers (6,7)	(1.56)%	(2.16)%	(1.77)%	(1.98)%	(2.61)%	(5)
Portfolio turnover rate	2,340%	5,840%	1,959%	2,121%	1,286%	(4)

(1)

Class N (formerly Sherwood Forest Alternative Fund Class I) commenced operations February 13, 2009, Class A  (formerly Sherwood Forest Alternative Fund Class P) commenced operations March 25, 2009 and Class C (formerly Sherwood Forest Alternative Fund Class C) commenced operation May 14, 2009.

(2)	The net investment loss per share data was determined using the average shares outstanding throughout each period.
(3)

Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(4) Not annualized.
(5) Annualized.
(6)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(7)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2013

1.

ORGANIZATION

The Dunham Alternative Strategy Fund (the “Fund”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund operates as a non-diversified fund, within the meaning of the 1940 Act. The Fund’s investment objective is to seek long-term capital appreciation by realizing gains during period of rising and declining markets.

The Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the Fund with the only difference being that Class A shares are subject to a front-end sales charge and an annual distribution fee and Class C shares are subject to an annual service and distribution fee.  The Fund reorganized on February 22, 2013 and was formed as a result of tax-free conversion.

At meetings held on November 20, 2012 and November 12, 2012, the Boards of Trustees of the World Funds Trust and Dunham Funds, respectively, approved an Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan and approval by the shareholders of the Sherwood Forest Alternative Fund (the "Sherwood Fund"), a series of the World Funds Trust, the Sherwood Fund transferred all of its assets, subject to its liabilities, to the Dunham Alternative Strategy Fund (the "Acquiring Fund"), in exchange for a number of shares of the Acquiring Fund equal in value to the net assets of the Sherwood Fund (the "Exchange").  Shares of Class A and Class P of the Sherwood Fund were exchanged for Class A of the Acquiring Fund; Class C and Class I of the Sherwood Fund were exchanged for Class C and Class N, respectively, of the Acquiring Fund.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

a. Security Valuation – In determining the Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Fund invests may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, the Fund may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stock *	$ -	$ -	$ -	$ -
Exchange Traded Funds	$ 23,061,407	$ -	$ -	$ 23,061,407
Exchange Traded Notes	536,130	-	-	536,130
Short-Term Investment	649,475	-	-	649,475
Total	$ 24,247,012	$ -	$ -	$ 24,247,012

* See the Fund’s Schedule of Investments for breakdown by industry.

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 and Level 3 at the end of the reporting year.

b. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds.  The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

c. Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

d. Exchange Traded Notes - The Funds may invest in exchange traded notes (“ETNs”).    ETNs are a type of debt security that is linked to the performance of underlying securities.  The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track.  In addition, ETNs are subject to credit risk generally to the same extent as debt securities.

e. Federal Income Taxes – It is the Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  The Fund is treated as a separate taxpayer for federal income tax purposes.  The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2010 to 2012,

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

and the year ended July 31, 2013, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Fund identifies the major tax jurisdictions as U.S. Federal.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

f. Distributions to Shareholders – It is the Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

g. Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Prior to the reorganization affecting the Fund, Market Concepts, LLC, previously known as Sherwood Capital Management, LLC, served as investment adviser to Sherwood Fund, (the “Predecessor Fund”). The Predecessor Fund had advisory fees, computed and accrued daily and paid monthly at an annual rate of 1.00% of the Predecessor Fund’s average daily net assets. Effective February 22, 2013, Dunham & Associates Investment Counsel, Inc. (“Dunham and Associates”) and Market Concepts, LLC became investment adviser and sub-adviser to the Fund, respectively.   Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Trust on behalf of the Fund, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund.  The Adviser, subject to the review and approval of the Board, selected the Sub-Adviser for the Fund and supervises and monitors the performance of the Sub-Adviser.  Pursuant to the Sub-advisory agreements the Fund paid Market Concepts, LLC as the Adviser to the Sherwood Fund $68,787 for the period August 1, 2012 to February 21, 2013 and compensated Dunham & Associates $53,781 for the period February 22, 2013 to July 31, 2013.

Prior to the reorganization, Market Concepts, LLC had contractually agreed to reduce fees and reimburse expenses until November 30, 2013 in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees resulting from the investment in other mutual funds, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Predecessor Fund's business) from exceeding 1.90%, 2.65%, 1.65% and 1.90% for the Sherwood Forest Fund's Class A, Class C, Class l and Class P shares, respectively. Dunham & Associates will not be party to the expense limitation agreement between the Sherwood Forest Fund and Market Concepts, LLC, nor will it enter into a new expense limitation agreement with the Fund and will operate without the benefit, if any, of an expense limitation agreement. Prior to the reorganization, Market Concepts, LLC waived and reimbursed $94,037 as disclosed in the Statement of Operations.

Effective February 22, 2013, the Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser and the Trust, on behalf of the Fund.  Under the Sub-Advisory Agreement, the Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, the Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for the Fund will have a range as shown in the table below:

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Alternative Strategy	0.95% – 1.65%	0.65%	0.30% - 1.00%

The Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on the Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  In addition, the Fulcrum Fee employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  The Fund is in the initial year of its Fulcrum Fee arrangement as of July 31, 2013.

Pursuant to the Sub-Advisory Agreement (“Agreement”), the Performance Fee can adjust the Base Fee up or down  such that the Sub-Advisory fee can vary anywhere from 0.30% (the “Minimum Fee”) to the 1.00% (the “Maximum Fee”).  The Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year of the Agreement. At the end of the first year of the

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

Agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only ( and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above and shown below if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Dow Jones Credit Suisse Managed Futures Liquid Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the Sub-Adviser along with its Fulcrum Fee arrangement.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Alternative Strategy	Market Concepts, LLC	Dow Jones Credit Suisse Managed Futures Liquid Index	0.65%	+/- 0.35%	0.30%	1.00%

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Trust.  For providing administration services, the Administrator receives a monthly fee based on the combined average daily net assets of the Trust at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets between $500 million and $1 billion; 0.03% on average net assets over $1 billion.  Such fees are subject to a minimum of $400,000 in total for the entire Trust. For providing fund accounting services, the Administrator receives from each fund in the Trust a monthly fee based on the combined average daily net assets of the Trust at the following rates: 0.03% on the first $500 million of average net assets and 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000. The portion of expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Trust.

An officer of GFS is also an officer of the Trust.

Prior to the reorganization, Commonwealth Shareholder Services (“CSS”), Inc., the administrative agent for the Fund, provided shareholder recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS received an asset based fee on average daily net assets. CSS earned $16,685 for its services rendered. Commonwealth Fund Services, Inc. was the Fund’s transfer and dividend disbursing agent and earned $14,983 for its services. Commonwealth Fund Accounting, Inc was the Fund’s pricing agent and earned $11,809 for its services rendered.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Trust. The portion of CCO fees incurred by the Fund is disclosed in the Statement of Operations.

d. Distributor – The distributor of the Fund is Dunham & Associates (the “Distributor”).  The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75%, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Fund has adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees. The distributor received $7,491 in underwriting commission for sales of Class A and Class C shares of which $1,960 was retained by the principal underwriter.

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

Prior to the reorganization, the Predecessor Fund adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which it was authorized to compensate its distributor for payment to dealers or others at the rate of 0.25% per annum of the Predecessor Fund’s  Class A and Class P average daily net assets and 1.00% per annum on the Predecessor Fund’s Class C average daily net assets. First Dominion Capital Corp. acted as the principal underwriter in the public offering of the Predecessor Fund’s shares and received $3,400 in underwriting commission for sales of Class A, Class P and Class C shares.

e. Trustees’ Fees – The Fund pays no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 from the Trust for each Board meeting attended in-person; $500 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated. Trustee fees are paid by the Trust and the Fund is charged it’s prorata share based on net assets. The Fund will also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

4.

INVESTMENT TRANSACTIONS

For the year ended July 31, 2013, the cost of purchases and the proceeds from sales of investments, other than short-term investments, amounted to $263,790,852 and $247,499,991, respectively.

5.

TAX COST AND UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at July 31, 2013, were as follows:

Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 24,274,543	$ 445,057	$ (472,588)	$ (27,531)

6.

SHARES OF BENEFICIAL INTEREST

At July 31, 2013, the Fund had an unlimited number of shares authorized with no par value. The Predecessor Fund’s shareholder activity for Class I is included as Class N of the Fund, shareholder activity for the Predecessor Fund’s Class P is included as Class A of the Fund, and shareholder activity for Predecessor Fund’s Class C is included as Class C of the Fund. The Class A activity of the Predecessor Fund is included as “Predecessor Class A” Shares.

	Shares Issued	Shares Redeemed	Net Increase in Shares
Class N Shares	354,888	(160,310)	194,578
Class A Shares	439,253	(35,214)	404,039
Class C Shares	40,317	(6,941)	33,376
Predecessor Class A Shares	8,758	(15,097)	(6,339)

The Predecessor Fund’s capital stock transactions for each class of shares at July 31, 2012:

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

7.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2013	July 31, 2012
Ordinary Income	$ -	$ 1,311,643
Long-Term Capital Gains		107,336
	$ -	$ 1,418,979

As of July 31, 2013, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,517,795)	$ -	$ (147,891)	$ (27,531)	$ (1,693,217)

The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $147,891.

At July 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Year Generated	Short-Term	Long-Term	Total	Expiration
7/31/2012	$ (1,517,795)	$ -	$ (1,517,795)	None

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, and tax adjustments for partnerships and grantor trusts, resulted in reclassification for the year ended July 31, 2013 as follows:

Accumulated Net	Accumulated Net
Investment	Realized	Paid In
Income (Loss)	Gain (Loss)	Capital
$ 4,498	$ 74,133	$ (78,631)

8.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2013

9.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading the Fund is require to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the following:

Dunham & Associates plans on changing the Fund’s fiscal year end from July 31, 2013 to October 31, 2013 to be consistent with the other Funds in the Trust.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Dunham Funds

and the Shareholders of Dunham Alternative Strategy Fund

We have audited the accompanying statement of assets and liabilities of Dunham Alternative Strategy Fund (formerly known as Sherwood Forest Alternative Fund, a series of the World Funds Trust), a series of shares of beneficial interest of the Dunham Funds (the "Fund"), including the schedule of investments, as of July 31, 2013, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2012 and the financial highlights for each of the years in the three-year period then ended and for the each of the periods ended July 31, 2009 were audited by other auditors whose report dated September 27, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dunham Alternative Strategy Fund as of July 31, 2013, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

September 26, 2013

EXPENSES EXAMPLE (Unaudited)

Dunham Alternative Strategy Fund

July 31, 2013

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 2/1/13	Ending Account Value 7/31/13	Expenses Paid During Period*	Ending Account Value 7/31/13	Expenses Paid During Period*
Class N	1.67%	$1,000.00	$990.80	$ 8.24	$1,016.51	$ 8.35
Class A	1.98%	$1,000.00	$989.10	$ 9.77	$1,014.98	$ 9.89
Class C	2.67%	$1,000.00	$986.10	$13.15	$1,011.55	$13.32

*   Expenses Paid During Period are equal to the Fund’s annualized expense ratio), multiplied by the average account value over the period, multiplied by 181  days and divided by 365 (to reflect the number of days in the six month period ending July 31, 2013).

ADDITIONAL INFORMATION (Unaudited)

Dunham Alternative Strategy Fund

FACTORS CONSIDERED BY TH INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Dunham Funds (the “Trust”) held on December 18, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory and Sub-Advisory Agreements (collectively, the “Advisory Agreements”) among the Trust, on behalf of a new series of the Trust, the Dunham Alternative Strategy Fund (the “Fund”), Dunham & Associates Investment Counsel, Inc. (the “Adviser” or “DAIC”) and Sherwood Forest Capital Management, LLC (“Sherwood”) (now known as Market Concepts, LLC, dba mConcepts).

The Board’s deliberations included the following:

Nature, Extent and Quality of Services.  The Board, including the Independent Trustees, discussed the qualifications of DAIC’s and Sherwood’s key personnel, the experience of DAIC in managing mutual funds and the experience of the portfolio management personnel of Sherwood.  The Board also reviewed Sherwood’s methodology for selecting investments. The Independent Trustees reviewed the financial information provided by DAIC and Sherwood and concluded that both the entities are able to provide high quality services to the Fund.

Performance. The Board, including the Independent Trustees, considered DAIC’s past performance with the existing Funds in the Trust, as well as other factors relating to its track record and DAIC’s active and consistent approach to monitoring the performance of the Sub-Advisers. The Board concluded that DAIC’s past performance was acceptable.  As for the performance of Sherwood, the Board reviewed the performance history of the current Sherwood fund and noted its outperformance compared to the benchmark index and peer group.  The Board, including the Independent Trustees, concluded that there is a reasonable expectation that Sherwood would obtain an acceptable level of investment return for prospective shareholders of Alternative Strategy.

Costs of Services and Profitability.   As to the cost of the services to be provided and the profits realized or to be realized by DAIC and Sherwood, the Board, including each of the Independent Trustees, considered the base fee of 0.65% for each of DAIC and Sherwood that will be paid when the performance of the Fund is equal to that of its benchmark index.  The Trustees also discussed the operation of the performance fee and the impact on fees and expenses based on various performance results.  They compared the Fund’s projected fees and expense ratio with those of a peer group of funds and noted that the Fund’s projected net expense ratio was below the average, and its Advisory Fee or Sub-Advisory Fee was significantly lower than the peer group average, while the combined investment advisory fees were slightly higher.  The Trustees concluded that the Advisory and Sub-Advisory Fees are within a reasonable range.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Independent Trustees considered whether there will be economies of scale with respect to the management of Alternative Strategy.  After discussion, it was the consensus of the Board that any material economies of scale would not be achieved by the Fund in the near term, and that it would re-evaluate the matter as the Fund’s assets increase, and at the next renewal period.

Profitability. The Board, including the Independent Trustees, next considered the anticipated profits to be realized by the Adviser and Sherwood in connection with the operation of Alternative Strategy.  They reviewed estimated profitability information provided by the Adviser and Sherwood.  The Trustees, including the Independent Trustees, concluded that DAIC and Sherwood would not reap excessive profits from their relationships with the Fund.

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Advisory Agreements.  Based on the Board’s deliberations, the Board, including all of the Independent Trustees, unanimously concluded that a) approval of the Advisory Agreement on behalf of Alternative Strategy is in the best interest of the Fund and its future shareholders; b) the advisory fees to be paid to DAIC are for services different than those provided by the Fund’s Sub-Adviser and not duplicative and c) the terms of the Sub-Advisory Agreement are reasonable.

 TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 72	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	15	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 82	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	15	None
Paul A. Rosinack Age: 66	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	15	None
Interested Trustees and Officers
Jeffrey A. Dunham Age: 51	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	15	None
Denise S. Iverson Age: 53	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A
Hilarey M. Findeisen Age: 43	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 62	Chief Compliance Officer	Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll Age: 42	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 43	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How does Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How does Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

DUNHAM FUNDS℠

WHEN PERFORMANCE COUNTS

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND'S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 12,000

(b)

Audit-Related Fees

FY 2013

$        0

Nature of the fees:

(c)

Tax Fees

FY 2013

$ 2,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2013

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2013

$2,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2012

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

       Jeffrey Dunham, President

       Jeffrey Dunham, President

Date

10/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

        Jeffrey Dunham, President

        Jeffrey Dunham, President

Date

10/7/2013

By (Signature and Title)

  Denise Iverson, Treasure

       Denise Iverson, Treasurer

Date

10/7/2013